EXHIBIT 10.119
AMENDMENT NO. 5
TO
T-MOBILE USA SERVICE PARTNER
SERVICES AGREEMENT
This Amendment No. 5, dated September 26, 2007 (this “Fifth Amendment”) is made to that certain T-Mobile USA Service Partner Services Agreement, dated August 1, 2005, as amended by that certain Amendment No. 1, dated June 23, 2006, as amended by that certain Amendment No. 2 dated April 2007, as amended by that certain Amendment No. 3 dated July 31, 2007, and as amended by that certain Amendment No. 4 dated August 30, 2007, between StarTek USA, Inc., a Colorado corporation (“Service Partner”), with a principal place of business at 100 Garfield Street, Denver, Colorado 80206, and T-Mobile USA, Inc., a Delaware corporation (“T-Mobile USA”), with offices for business at 12920 SE 38th Street, Bellevue, Washington 98006 (the “Agreement”). Except as specifically defined otherwise herein, all terms defined in the Agreement shall have the same meanings when used in this Fifth Amendment.
Service Partner and T-Mobile agree as follows:
1. A new Section 3.1 is hereby added to the Agreement, which shall read in its entirety as follows:
3.1 Unless terminated sooner as provided herein this Agreement shall commence as of the Effective Date and continue for a period of one (1) year.
3.1.1 This Agreement shall automatically renew until October 15, 2007, unless either Party provides written notice of non-renewal to the other Party at least ninety (90) days prior to the expiration of the current term, October 1, 2007.
2. The amendments made to the Agreement by this Fifth Amendment will be effective as of the date of this Fifth Amendment. The Agreement, as supplemented and amended by this Fifth Amendment, remains in full force and effect. To the extent the terms of this Fifth Amendment conflict with any provisions of the Agreement, this Fifth Amendment shall govern.

T-MOBILE USA, INC.		STARTEK USA, INC.

By:	/s/ BETTY JONES	By:	/s/ PATRICK M. HAYES

Name:	Betty Jones	Name:	Patrick M. Hayes

Title:	Vice President, Customer Care	Title:	COO

Date Signed:		Date Signed:	28 Sept ‘07